Exhibit 99.2


                                 ConocoPhillips
                              Houston, Texas 77079


Preliminary
FINANCIAL HIGHLIGHTS
                                                                          Millions of Dollars
                                                           ---------------------------------------------------
                                                             Three Months Ended            Six Months Ended
                                                                   June 30                     June 30
                                                           -----------------------     -----------------------
                                                               2005        2004          2005          2004
                                                           ----------   ----------     ---------     ---------
Revenues
   Sales and other operating revenues*                     $   41,808       31,528        79,439        61,341
   Equity in earnings of affiliates                               701          322         1,754           591
   Other income                                                   105           36           339           171
                                                           ----------       ------        ------        ------
                                                               42,614       31,886        81,532        62,103
                                                           ----------       ------        ------        ------
Costs and expenses
   Purchased crude oil, natural gas and products               28,523       20,363        54,095        40,098
   Production and operating expenses                            2,147        1,840         4,099         3,505
   Selling, general and administrative expenses                   539          516         1,078           984
   Exploration expenses                                           121          163           292           306
   Depreciation, depletion and amortization                       985          912         2,026         1,830
   Property impairments                                             9           20            31            51
   Taxes other than income taxes*                               4,664        4,428         9,152         8,542
   Accretion on discounted liabilities                             41           41            89            77
   Interest and debt expense                                      127          159           265           304
   Foreign currency transaction losses (gains)                     21          (33)           18           (49)
   Minority interests                                               5            7            15            21
                                                           ----------       ------        ------        ------
                                                               37,182       28,416        71,160        55,669
                                                           ----------       ------        ------        ------
   Income from continuing operations before income taxes        5,432        3,470        10,372         6,434
   Provision for income taxes                                   2,301        1,457         4,318         2,818
                                                           ----------       ------        ------        ------
   Income from continuing operations                            3,131        2,013         6,054         3,616
   Income (loss) from discontinued operations                       7           62            (4)           75
                                                           ----------       ------        ------        ------
Net income                                                 $    3,138        2,075         6,050         3,691
                                                           ==========       ======        ======        ======
Income per share of common stock (dollars)**
   Basic
     Continuing operations                                 $     2.24         1.46          4.33          2.63
     Discontinued operations                                     0.01         0.04          --            0.05
     Net income                                            $     2.25         1.50          4.33          2.68
   Diluted
     Continuing operations                                 $     2.21         1.44          4.26          2.60
     Discontinued operations                                     --           0.04          --            0.05
     Net income                                            $     2.21         1.48          4.26          2.65

Average common shares outstanding (in thousands)**
     Basic                                                  1,396,724    1,379,380     1,397,305     1,375,788
     Diluted                                                1,419,288    1,398,022     1,420,022     1,393,528

  *Includes excise, value added and other
   similar taxes on petroleum  products sales:             $    4,338        4,172         8,493         7,994
** Per-share amounts and average number of common shares outstanding in all periods reflect a two-for-one stock split effected  as a 100 percent stock dividend on June 1, 2005.


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


                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
SELECTED FINANCIAL DATA
                                                         Millions of Dollars
                                              ---------------------------------------
                                                Three Months Ended  Six Months Ended
                                                    June 30             June 30
                                              --------------------- -----------------
                                               2005       2004      2005        2004
INCOME (LOSS) FROM CONTINUING OPERATIONS
    E&P
      United States                          $   966        671      1,858      1,306
      International                              963        683      1,858      1,305
                                             -------      -----      -----      -----
         Total E&P                             1,929      1,354      3,716      2,611
                                             -------      -----      -----      -----
    Midstream                                     68         42        453         97
                                             -------      -----      -----      -----
    R&M
      United States                              936        734      1,506      1,137
      International                              174         84        304        145
                                             -------      -----      -----      -----
         Total R&M                             1,110        818      1,810      1,282
                                             -------      -----      -----      -----
   LUKOIL Investment                             148       --          258       --
   Chemicals                                      63         46        196         85
   Emerging Businesses                            (8)       (29)       (16)       (51)
   Corporate and other                          (179)      (218)      (363)      (408)
                                             -------      -----      -----      -----
   Consolidated                              $ 3,131      2,013      6,054      3,616
                                             =======      =====      =====      =====

INCOME (LOSS) FROM DISCONTINUED OPERATIONS
   Corporate and other                             7         62         (4)        75

SUMMARY OF NET INCOME (LOSS)
   E&P
      United States                          $   966        671      1,858      1,306
      International                              963        683      1,858      1,305
                                             -------      -----      -----      -----
         Total E&P                             1,929      1,354      3,716      2,611
                                             -------      -----      -----      -----
   Midstream                                      68         42        453         97
                                             -------      -----      -----      -----
   R&M
      United States                              936        734      1,506      1,137
      International                              174         84        304        145
                                             -------      -----      -----      -----
         Total R&M                             1,110        818      1,810      1,282
                                             -------      -----      -----      -----
   LUKOIL Investment                             148       --          258       --
   Chemicals                                      63         46        196         85
   Emerging Businesses                            (8)       (29)       (16)       (51)
   Corporate and other                          (172)      (156)      (367)      (333)
                                             -------      -----      -----      -----
Net income                                   $ 3,138      2,075      6,050      3,691
                                             =======      =====      =====      =====






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



                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
SELECTED FINANCIAL DATA
                                                   Three Months Ended         Six Months Ended
                                                       June 30                     June 30
                                                   ------------------        ------------------
                                                     2005       2004          2005         2004
                                                   -------     ------        -----         ----
INCOME (LOSS) FROM CONTINUING
   OPERATIONS
      Effective tax rate %                          42.4 %        42.0        41.6        43.8

                                                                  Millions of Dollars
FOREIGN CURRENCY GAINS (LOSSES)
   AFTER-TAX
      E&P                                         $     (8)         14           4          19
      Midstream                                          7        --             7        --
      R&M                                              (18)          5         (36)          6
      LUKOIL Investment                               --          --          --          --
      Chemicals                                       --          --          --          --
      Emerging Businesses                             --             1        --             1
      Corporate and other                              (11)       --            (4)          6
                                                  --------       -----       -----       -----
                                                  $    (30)         20         (29)         32
                                                  ========       =====       =====       =====
CASH FLOWS FROM OPERATING ACTIVITIES
   Income from continuing operations              $  3,131       2,013       6,054       3,616
   Depreciation, depletion and amortization            985         912       2,026       1,830
   Property impairments                                  9          20          31          51
   Dry hole costs and leasehold impairment              47         105         156         192
   Accretion on discounted liabilities                  41          41          89          77
   Deferred income taxes                               369         310         492         670
   Undistributed equity earnings                      (414)        (97)     (1,219)       (278)
   Net (gain) loss on asset dispositions               (65)         (6)       (242)        (88)
   Other                                              (113)         65        (191)        135
   Working capital changes                          (1,224)     (1,101)       (336)     (1,878)
                                                  --------       -----       -----       -----
   Net cash provided by continuing operations        2,766       2,262       6,860       4,327
   Net cash provided by discontinued operations          2          14          (3)         22
                                                  --------       -----       -----       -----
   Net cash provided by operating activities      $  2,768       2,276       6,857       4,349
                                                  ========       =====       =====       =====
CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                               $    576         308         898         614
      International                                  1,761         931       2,645       1,835
                                                  --------       -----       -----       -----
                                                     2,337       1,239       3,543       2,449
   Midstream                                          --             2           1           5
   R&M                                                 360         278         635         493
   LUKOIL Investment                                   384        --           708        --
   Chemicals                                          --          --          --          --
   Emerging Businesses                                   7          27           3          55
   Corporate and other*                                 37          38          57          63
                                                  --------       -----       -----       -----
                                                  $  3,125       1,584       4,947       3,065
                                                  ========       =====       =====       =====
*Excludes discontinued operations

OTHER
                                             At June 30, 2005                At December 31, 2004
   Total debt                                     $ 14,013                           15,002
   Common stockholders' equity                    $ 47,300                           42,723



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

                                 ConocoPhillips
                              Houston, Texas 77079

Preliminary
OPERATING HIGHLIGHTS
                                     BY SEGMENT

                                                Three Months Ended  Six Months Ended
                                                       June 30        June 30
                                                ------------------ ----------------
                                                    2005    2004   2005    2004
                                                    ----    ----   ----    ----
                                                      Thousands of Barrels Daily
E&P
   Crude oil produced
      United States
          Alaska                                     297     307     303     314
          Lower 48                                    63      52      62      52
                                                     ---     ---     ---     ---
                                                     360     359     365     366
      Norway                                         195     212     201     213
      United Kingdom                                  60      64      60      66
      Canada                                          23      25      23      26
      China                                           25      28      24      30
      Indonesia                                       16      14      19      15
      Vietnam                                         26      31      26      31
      Timor Sea                                       21      15      29      10
      Other                                           54      61      54      61
                                                     ---     ---     ---     ---
      Total consolidated                             780     809     801     818
      Equity affiliates                              123     104     122     109
                                                     ---     ---     ---     ---
         Total Worldwide                             903     913     923     927
                                                     ===     ===     ===     ===
   Syncrude                                           21      20      18      22
                                                     ===     ===     ===     ===

   Natural gas liquids produced
      United States
          Alaska*                                     16      23      20      25
          Lower 48                                    31      26      29      25
                                                     ---     ---     ---     ---
                                                      47      49      49      50
      Norway                                           9       8       9       8
      Canada                                          10      10      10      10
      Timor Sea                                        9       4      13       2
      Other                                            5       8       6       8
                                                     ---     ---     ---     ---
         Total Worldwide                              80      79      87      78
                                                     ===     ===     ===     ===
*Includes reinjected volumes sold lease-to-lease       1      15       7      15

                                                    Millions of Cubic Feet Daily
   Natural gas produced*
      United States
          Alaska                                     148     147     166     166
          Lower 48                                 1,195   1,226   1,182   1,229
                                                   -----   -----   -----   -----
                                                   1,343   1,373   1,348   1,395
      Norway                                         268     303     283     312
      United Kingdom                                 741     821     782     850
      Canada                                         422     437     420     432
      Timor Sea                                       35      32      35      36
      Indonesia                                      287     237     280     243
      Vietnam                                         14      15      16      16
      Other                                           81      81      78      73
                                                   -----   -----   -----   -----
      Total consolidated                           3,191   3,299   3,242   3,357
      Equity affiliates                                7       4       7       6
                                                   -----   -----   -----   -----
         Total Worldwide                           3,198   3,303   3,249   3,363
                                                   =====   =====   =====   =====
   *Represents quantities available for sale
    Excludes gas equivalent of NGL shown above

   Liquefied natural gas sales                        96      82     114     100

LUKOIL Investment
   Production (MBOE/D)*                              223    --       213    --
   Refinery crude oil throughput (MB/D)*             102    --        97    --
   *Represents our estimated net share of LUKOIL


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
                                 ConocoPhillips
                              Houston, Texas 77079



Preliminary
OPERATING HIGHLIGHTS
                                                             Three Months Ended                   Six Months Ended
                                                                    June 30                              June 30
                                                            ---------------------               ---------------------
                                                            2005             2004               2005             2004
                                                            ----             ----               ----             ----
E&P
                                                                                     Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                                           $ 49.22            36.53               46.55           34.68
            Lower 48                                           43.58            34.39               42.45           33.11
               Total U.S.                                      48.21            36.22               45.86           34.45
         International                                         49.41            34.58               47.68           33.02
         Total consolidated                                    48.88            35.32               46.85           33.68
         Equity affiliates                                     36.11            25.48               33.59           22.17
            Total Worldwide                                    46.93            34.17               45.04           32.27
      Natural gas-lease (per MCF)
         United States
            Alaska                                              2.49             2.31                2.72            2.43
            Lower 48                                            6.20             5.49                5.93            5.25
               Total U.S.                                       6.07             5.35                5.83            5.11
         International                                          5.16             3.81                5.10            3.96
         Total consolidated                                     5.53             4.43                5.38            4.42
         Equity affiliates                                      0.32             0.31                0.30            3.14
            Total Worldwide                                     5.52             4.43                5.38            4.42

Midstream
                                                                             Thousands of Barrels Daily

   Natural gas liquids extracted
      Consolidated
         United States                                            21               24                  22              38
         International                                            44               33                  48              40
      Equity affiliates
         United States*                                          112              112                 111             111
         International                                             6                5                   6               6
                                                              ------            -----                ----             ---
                                                                 183              174                 187             195
                                                              ======            =====                ====             ===

*Represents 30.3 percent interest in Duke Energy Field Services LLC (DEFS).

                                                                                      Per Barrel
U.S. product prices
Weighted average NGL**
    Consolidated                                             $ 32.49            26.42               32.22           26.05
    DEFS                                                       31.33            25.61               30.97           25.21

**Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural-gas-liquids component and location mix.






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

                                 ConocoPhillips
                              Houston, Texas 77079



                                                                Three Months Ended                      Six Months Ended
                                                                      June 30                              June 30
                                                            -------------------------             -----------------------
                                                               2005             2004                2005            2004
                                                            --------          -------             -------          ------
                                                                             Thousands of Barrels Daily
R&M
  United States
    Crude oil capacity                                         2,182            2,168               2,178           2,168
    Crude oil runs                                             2,133            2,119               2,046           2,112
    Refinery production                                        2,349            2,300               2,247           2,273

  International*
    Crude oil capacity                                           428              447                 428             447
    Crude oil runs                                               402              309                 415             359
    Refinery production                                          410              318                 427             364

  U.S. Petroleum products outside sales
     Automotive Gasoline                                       1,426            1,328               1,364           1,321
     Distillates                                                 680              538                 662             554
     Aviation fuels                                              214              191                 206             185
     Other products                                              566              573                 514             545
                                                              ------            -----              ------           -----
                                                               2,886            2,630               2,746           2,605
  International                                                  477              440                 486             472
                                                              ------            -----              ------           -----
                                                               3,363            3,070               3,232           3,077
                                                              ======            =====              ======           =====
                                                                                        Per Gallon
  U.S. Average sales prices**
     Automotive gasoline-wholesale                            $ 1.67             1.40                1.56            1.28
     Automotive gasoline-retail                                 1.85             1.61                1.70            1.47
     Distillates-wholesale                                      1.66             1.17                1.57            1.09


     *Includes ConocoPhillips' share of equity affiliates except LUKOIL.

   **Excludes excise taxes.



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